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EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K into MatrixOne's previously filed Registration Statements File Nos. 333-66458 and 333-35310.





                                                       /s/ Arthur Andersen LLP

Boston, Massachusetts
September 18, 2001